Exhibit (e)(4)

Amendment No. 11 to Distribution Agreement

This Amendment, dated as of July 23, 2015, to the Distribution Agreement (this “Amendment”), by and between DBX ETF Trust (the “Trust”), a Delaware statutory trust and ALPS Distributors, Inc., a Colorado corporation, having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”).

WHEREAS, the Trust and the Distributor entered into a Distribution Agreement dated November 1, 2011, as amended from time to time (the “Agreement”); and

WHEREAS, the Trust and the Distributor wish to amend the provisions of the Agreement to reflect the addition of twelve new portfolios offered under the Trust; and

WHEREAS, the parties wish to reflect the renaming of two portfolios as follows:

Deutsche X-trackers MSCI EMU Hedged Equity ETF will become Deutsche X-trackers MSCI Eurozone Hedged Equity ETF, effective July 7, 2015;

Deutsche X-trackers MSCI EMU High Dividend Yield Hedged Equity ETF will become Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, effective July 7, 2015.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. The parties hereto agree to delete the current Appendix A to the Agreement in its entirety and replace it with a new Appendix A attached hereto.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

DBX ETF TRUST		ALPS DISTRIBUTORS, INC.

By:	/s/ Alex Depetris	By:	/s/ Jeremy O. May
Name:	Alex Depetris	Name:	Jeremy O. May
Title:	Chief Executive Officer & President	Title:	President

By:	/s/ Michael Gilligan
Name:	Michael Gilligan
Title:	Chief Financial Officer

APPENDIX A

LIST OF PORTFOLIOS

Name	Ticker
Deutsche X-trackers Regulated Utilities ETF	UTLT
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	RVNU
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	DBBR
Deutsche X-trackers MSCI Germany Hedged Equity ETF	DBGR
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	DBEF
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	DBEM
Deutsche X-trackers MSCI Japan Hedged Equity ETF	DBJP
Deutsche X-trackers MSCI Europe Hedged Equity ETF	DBEU
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	DBUK
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	DBAP
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	DBAW
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	DBKO
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	DBMX
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	DBEZ
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	ASHR
Deutsche X-trackers MSCI All China ETF	CN
Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	SUBD
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	ASHS
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	DBRE
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	DBIF
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	JPN
Deutsche X-trackers Emerging Markets Bond – Interest Rate Hedged ETF	EMIH
Deutsche X-trackers Investment Grade Bond – Interest Rate Hedged ETF	IGIH
Deutsche X-trackers High Yield Corporate Bond – Interest Rate Hedged ETF	HYIH
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	HDEF
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	HDEE
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	HDEZ
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	HDAW
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	DBES
Deutsche X-trackers MSCI Italy Hedged Equity ETF	DBIT
Deutsche X-trackers MSCI Spain Hedged Equity ETF	DBSP

Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	DBSE
Deutsche X-trackers MSCI Australia Hedged Equity ETF	DBAU
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	ASHX
Deutsche X-trackers MSCI Latin America Pacific Alliance ETF	PACA

Amendment No. 11 to Letter Agreement

This Amendment, dated as of July 23, 2015, to the Letter Agreement (this “Amendment”), by and between DBX Advisors LLC (the “Adviser”), a Delaware limited liability company and ALPS Distributors, Inc., a Colorado corporation, having its principal place of business at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Distributor”).

WHEREAS, the Adviser serves as investment adviser to the DBX ETF Trust (the “Trust”);

WHEREAS, the Adviser and the Distributor entered into a Letter Agreement dated November 1, 2011, as amended from time to time (the “Agreement”) pursuant to which the Adviser pays the Distributor a fee in connection with the services provided to the Trust as described therein; and

WHEREAS, the Trust and the Distributor wish to amend the provisions of the Agreement to reflect the addition of twelve new portfolios offered under the Trust; and

WHEREAS, the parties wish to reflect the renaming of two portfolios as follows:

Deutsche X-trackers MSCI EMU Hedged Equity ETF will become Deutsche X-trackers MSCI Eurozone Hedged Equity ETF, effective July 7, 2015;

Deutsche X-trackers MSCI EMU High Dividend Yield Hedged Equity ETF will become Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF, effective July 7, 2015.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. The parties hereto agree to delete the current Exhibit A to the Agreement in its entirety and replace it with a new Exhibit A attached hereto.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

DBX ADVISORS LLC		ALPS DISTRIBUTORS, INC.

By:	/s/ Alex Depetris	By:	/s/ Jeremy O. May
Name:	Alex Depetris	Name:	Jeremy O. May
Title:	Chief Operating Officer	Title:	President

By:	/s/ Fiona Bassett
Name:	Fiona Bassett
Title:	Chief Executive Officer

EXHIBIT A

LIST OF PORTFOLIOS

Name	Ticker
Deutsche X-trackers Regulated Utilities ETF	UTLT
Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF	RVNU
Deutsche X-trackers MSCI Brazil Hedged Equity ETF	DBBR
Deutsche X-trackers MSCI Germany Hedged Equity ETF	DBGR
Deutsche X-trackers MSCI EAFE Hedged Equity ETF	DBEF
Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF	DBEM
Deutsche X-trackers MSCI Japan Hedged Equity ETF	DBJP
Deutsche X-trackers MSCI Europe Hedged Equity ETF	DBEU
Deutsche X-trackers MSCI United Kingdom Hedged Equity ETF	DBUK
Deutsche X-trackers MSCI Asia Pacific ex Japan Hedged Equity ETF	DBAP
Deutsche X-trackers MSCI All World ex US Hedged Equity ETF	DBAW
Deutsche X-trackers MSCI South Korea Hedged Equity ETF	DBKO
Deutsche X-trackers MSCI Mexico Hedged Equity ETF	DBMX
Deutsche X-trackers MSCI Eurozone Hedged Equity ETF	DBEZ
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	ASHR
Deutsche X-trackers MSCI All China ETF	CN
Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF	SUBD
Deutsche X-trackers Harvest CSI 500 China A-Shares Small Cap ETF	ASHS
Deutsche X-trackers Dow Jones Hedged International Real Estate ETF	DBRE
Deutsche X-trackers S&P Hedged Global Infrastructure ETF	DBIF
Deutsche X-trackers Japan JPX-Nikkei 400 Equity ETF	JPN
Deutsche X-trackers Emerging Markets Bond – Interest Rate Hedged ETF	EMIH
Deutsche X-trackers Investment Grade Bond – Interest Rate Hedged ETF	IGIH
Deutsche X-trackers High Yield Corporate Bond – Interest Rate Hedged ETF	HYIH
Deutsche X-trackers MSCI EAFE High Dividend Yield Hedged Equity ETF	HDEF
Deutsche X-trackers MSCI Emerging Markets High Dividend Yield Hedged Equity ETF	HDEE
Deutsche X-trackers MSCI Eurozone High Dividend Yield Hedged Equity ETF	HDEZ
Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF	HDAW
Deutsche X-trackers MSCI EAFE Small Cap Hedged Equity ETF	DBES

Deutsche X-trackers MSCI Italy Hedged Equity ETF	DBIT
Deutsche X-trackers MSCI Spain Hedged Equity ETF	DBSP
Deutsche X-trackers MSCI Southern Europe Hedged Equity ETF	DBSE
Deutsche X-trackers MSCI Australia Hedged Equity ETF	DBAU
Deutsche X-trackers CSI 300 China A-Shares Hedged Equity ETF	ASHX
Deutsche X-trackers MSCI Latin America Pacific Alliance ETF	PACA